PROSPECTUS

March 1, 2024

CONDUCTOR GLOBAL EQUITY VALUE ETF

CGV

www.conductoretfs.com

1-615-200-0057

This Prospectus provides important information about the Conductor Global Equity Value ETF (the “Fund”) that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on NYSE (the “Exchange”).

Table of Contents

Conductor Global Equity Value ETF	1
Investment Objective	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	7
Investment Adviser	8
Portfolio Manager	8
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
Investment Objective	9
Principal Investment Strategies	9
Principal and Other Investment Risks	10
Portfolio Holdings Disclosure	19
Changes of Investment Policies	19
MANAGEMENT	20
Investment Adviser	20
Portfolio Manager	20
DETERMINATION OF NET ASSET VALUE	21
HOW TO BUY AND SELL SHARES	22
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	23
DISTRIBUTION AND SERVICE PLAN	23
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	23
FUND SERVICE PROVIDERS	25
OTHER INFORMATION	25
FINANCIAL HIGHLIGHTS	26
PRIVACY NOTICE	27

Conductor Global Equity Value ETF – FUND SUMMARY

Investment Objective:

The Conductor Global Equity Value ETF (the “Fund”) seeks to provide long-term risk-adjusted total return.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Redemption Fee (as a % of amount redeemed within 30 days of purchase)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.57%
Expense Waiver (1)	(0.32)%
Total Annual Fund Operating Expenses After Expense Waiver	1.25%

(1)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. These fee waiver and expense reimbursements are not recoupable by the Adviser. This arrangement will remain in effect through at least March 1, 2025, as the Adviser has agreed to continue it for the duration of its investment advisory agreement with the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$464	$825	$1,840

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively-managed exchange-traded fund (“ETF”) that normally invests at least 80% of its assets in equity securities or investments that are economically tied to equity securities. The Fund seeks to achieve its investment objective by investing under normal circumstances in a portfolio of equity securities of companies that are believed to exhibit strong fundamental attributes. The Fund’s investment adviser, IronHorse Capital LLC (“IronHorse” or the “Adviser”), develops the composition of the Fund’s portfolio using technical, fundamental and quantitative analysis to select equity securities that meet specific value-oriented criteria. The Fund’s investment in shares of other investment companies, including exchange-traded funds (“ETFs”), will be counted toward the 80% policy discussed above to the extent such investments have economic characteristics similar to equity securities.

The Adviser employs a fundamentals-based quantitative factor model to attempt to identify investments that are undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value. The model relies upon fundamental metrics which include, but are not limited to: cash flow generation, profitability and balance sheet metrics. Once investment opportunities meeting these fundamental criteria are identified, the Adviser employs a technical model to measure relative price trends. The technical model evaluates the momentum, pricing behavior and chart patterns of each security to trigger buy and sell decisions. No individual securities will be purchased unless all specific fundamental and technical criteria are satisfied. The Adviser will generally sell an investment whose price the Adviser believes is no longer undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value, as a result of a material change in the business of the issuer or a material appreciation in the price of the security, or if the Adviser believes that a more attractive investment opportunity becomes available.

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The Fund seeks to invest under normal circumstances in equity securities that are economically tied to at least three countries (one of which may be the United States). Under normal circumstances, the Fund invests at least 40% of its assets in issuers located outside the United States, unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its assets in issuers located outside the United States. Equity securities in which the Fund may invest include common stocks and equity-equivalent securities. The Fund may invest in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign (non-U.S.) issuers, provided that such investments shall be in accordance with the limits set forth in the second sentence of this paragraph. The Fund may invest in common stocks of large-cap companies, as well as small and mid-cap companies. The Adviser typically purchases stocks on host exchanges of a company’s respective country of domicile, allowing the Fund to benefit from pure currency diversification.

The Fund prioritizes managing risk exposures. When the Adviser’s macro analysis indicates that market risks have risen, the Fund may employ hedges such as cash or ETFs to preserve portfolio returns. The Fund may engage in active trading of portfolio securities to achieve its investment goal.

The Fund may also engage in securities lending to generate income.

Principal Investment Risks:

As with all funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

As with any fund, there is no guarantee that the Fund will achieve its goal.

The Fund may be subject to the risks described below through its own direct investments and indirectly through its investments in underlying funds, including ETFs.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the equities markets or adverse investor sentiment affect the securities markets and political events affect the securities markets. Markets also tend to move in cycles with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

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●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Management Risk. The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Fund’s investment adviser may not perform as expected, particularly in volatile markets.

●	Absence of an Active Market Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

●	Cash Positions Risk. The Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments, including while the Fund is investing for temporary defensive purposes. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

●	Cash Transactions Risk. The Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. If the Fund effects redemptions for cash, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

●	ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to special risks, including:

○	Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

○	Trading Issues: Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

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○	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares.

▪	In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

●	Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, an increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

●	Value Investing Risk. Value investing attempts to identify securities selling at a discount in comparison to the Adviser’s assessments of their intrinsic value. Such securities may not increase in price as anticipated by the Adviser, and may even decline further in value if other investors fail to recognize the issuer’s value or if the events or factors that the Adviser believes will increase a security’s market value do not occur.

●	Volatility Risk. The investments held by the Fund may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. Foreign (non-U.S.) securities may be less liquid and more difficult to value than securities of U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

●	Large-Cap Securities Risk. The securities of large capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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●	Active Trading Risk. A higher portfolio turnover due to active and frequent trading may result in higher transactional and brokerage costs that may result in lower investment returns.

●	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

●	Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

●	Emerging Market Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Equity Risk. Equity securities including common stocks are susceptible to general stock market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or the changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

●	Fluctuation of Net Asset Value Risk. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

●	Gap Risk. The Fund is subject to the risk that a stock price or derived value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually, such movements occur when there are adverse news announcements, which can cause a stock price to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

●	Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or sector.

●	Hedging Transactions Risk. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Because the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

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●	Index Risk. If an ETF is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

●	Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by such investment company. The Fund may also incur brokerage costs when it purchases and sells ETFs.

○	Money Market Fund Risk. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Certain money market mutual funds are not required to preserve the value of the Fund’s investment at $1.00 per share.

○	Other ETF Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset or underlying managed index and (5) a passively managed ETF may hold troubled securities.

●	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

●	New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

●	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Securities Lending Risk. The risks associated with lending portfolio securities to institutions, such as banks and certain broker-dealers, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

●	Small-Cap and Mid-Cap Securities Risk. The risk that the value of securities issued by small- and mid-capitalization companies may be more volatile, less liquid and more likely to be adversely affected by poor economic or market conditions than those of larger, more established companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. Stocks of small- and medium-capitalization companies may also have a more limited trading market than stocks of larger companies.

●	Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

●	Underlying Funds Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

●	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The Fund has adopted the accounting history and performance of the predecessor mutual fund, the Conductor Global Equity Value Fund (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund which was effective as of August 1, 2022 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The performance information shown in the bar chart below for the periods prior to August 1, 2022 is for the Predecessor Fund’s Class Y shares, which commenced operations on April 19, 2016. The performance information and figures shown below for periods prior to April 19, 2016, reflect the historical performance of the then-existing Class I shares of the Predecessor Fund, which commenced operations on December 27, 2013. The performance figures for periods prior to April 19, 2016 have not been adjusted to reflect fees and expenses of Class Y shares of the Fund. If these returns had been adjusted, the performance information for the period would be higher than the returns shown based on differences in the classes’ fee and expense structures. The Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Returns in the bar chart and table for the Predecessor Fund have not been adjusted. The annual returns bar chart demonstrates the risks of investing in the Fund by showing how the Fund and Predecessor Fund’s performance has varied from year to year. The performance table includes a comparison of the performance of the Fund and, as applicable, the Predecessor Fund’s Class I and Class Y shares over time to the performance to the MSCI All Country World Small/Mid (ACWI SMID) Value Index, which the Adviser believes better represents the Fund’s investment strategy. The performance table also compares the performance of the Fund and, as applicable, the Predecessor Fund’s Class I and Class Y shares over time to the performance to MSCI All Country World Index, which serves as the Fund’s regulatory index and provides a broad measure of market performance. The Fund does not seek to track the regulatory index. You should be aware that the Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund, an exchange-traded fund, will perform in the future. Updated performance information is available at no cost by visiting conductoretfs.com or by calling 1-615-200-0057.

Performance Bar Chart for the Calendar Years Ended December 31st:

Highest Quarter:	12/31/2019	13.02%
Lowest Quarter:	03/31/2020	-29.46%

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2023)

Conductor Global Equity Value ETF	One Year	Five Years	Ten Years	Since Inception(1)
Return before taxes	4.99%	5.60%	5.11%	5.14%
Return after taxes on Distributions	3.81%	5.04%	4.56%	4.59%
Return after taxes on Distributions and Sale of Fund Shares	3.66%	4.29%	3.99%	4.02%
MSCI ACWI SMID Value Index(2) (reflects no deduction for fees, expenses or taxes)	13.90%	8.17%	5.59%	5.64%
MSCI All Country World Index(3) (reflects no deduction for fees, expenses or taxes)	22.20%	11.72%	7.93%	7.96%

(1)	The Predecessor Fund’s Class I shares commenced operations on December 27, 2013. The Predecessor Fund’s Class Y shares commenced operations on April 19, 2016. Date used to calculate performance since inception for the indices is the commencement date of the Predecessor Fund’s Class I shares.

(2)	The MSCI ACWI SMID Value Index captures mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 7,873 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expense of investing.

(3)	In anticipation of new regulatory requirements, the fund’s regulatory broad-based benchmark is the MSCI All Country World (MSCI ACWI) Index. The MSCI All Country World (MSCI ACWI) Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expense of investing.
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After-tax returns presented in the table for the Predecessor Fund were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Predecessor Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: IronHorse Capital LLC serves as investment adviser to the Fund.

Portfolio Manager: The Fund is managed by Charles Albert Cunningham, III, CFA, Chief Investment Officer of IronHorse.
Mr. Cunningham has managed the Fund since its inception (as the predecessor mutual fund) in 2013.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price that is greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at conductoretfs.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income, long-term capital gains or qualified dividend income, or a combination of the three. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE,
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section provides more detailed information about the investment objectives, principal investment strategies and certain risks of investing in the Fund, and information about additional investment strategies that the Fund may employ in pursuing its investment objective. The Fund may also make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Fund’s Statement of Additional Information (“SAI”). This section also provides information regarding the Fund’s disclosure of portfolio holdings. The investment objective of the Fund is non-fundamental, which means that it may be changed without shareholder approval.

Conductor Global Equity Value ETF

Investment Objective: The Fund seeks to provide long-term risk-adjusted total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days’ prior written notice to shareholders. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies: The Fund is an actively-managed exchange-traded fund (“ETF”) that normally invests at least 80% of its assets in equity securities or investments that are economically tied to equity securities. The Fund seeks to achieve its investment objective by investing under normal circumstances in a portfolio of equity securities exhibiting superior fundamental attributes. The Fund’s Adviser develops the composition of the Fund’s portfolio using technical, fundamental and quantitative analysis to select equity securities that meet specific value-oriented criteria. The Fund’s investment in shares of other investment companies, including ETFs, will be counted toward the 80% policy discussed above to the extent such investments have economic characteristics similar to equity securities.

The Adviser employs a fundamentals-based quantitative factor model to attempt to identify investments that are undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value. The model relies upon fundamental metrics which include, but are not limited to: cash flow generation, profitability and balance sheet metrics. Once investment opportunities meeting these fundamental criteria are identified, the Adviser employs a technical model to measure relative price trends. The technical model evaluates the momentum, pricing behavior and chart patterns of each security to trigger buy and sell decisions. No individual securities will be purchased unless all specific fundamental and technical criteria are satisfied. The Adviser will generally sell an investment whose price the Adviser believes is no longer undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value, as a result of a material change in the business of the issuer or a material appreciation in the price of the security, or if the Adviser believes that a more attractive investment opportunity becomes available.

The Fund seeks to invest under normal circumstances in equity securities that are economically tied to at least three countries (one of which may be the United States). Under normal circumstances, the Fund invests at least 40% of its assets in issuers located outside the United States, unless market conditions are not deemed favorable by the Fund’s Adviser, in which case the Fund would invest at least 30% of its assets in issuers located outside the United States. Equity securities in which the Fund may invest include common stocks and equity-equivalent securities. The Fund has no current intention to invest in derivatives, but in the future could invest in derivatives whose values are based on common stocks, such as options (stock or stock index), futures contracts (stock or stock index) and index swaps. The Fund may invest in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign (non-U.S.) issuers, provided that such investments shall be in accordance with the limits set forth in the second sentence of this paragraph. The Fund may invest in common stocks of large-cap companies, as well as small and mid-cap companies. The Adviser typically purchases stocks on host exchanges of a company’s respective country of domicile, allowing the Fund to benefit from pure currency diversification.

The Fund prioritizes managing risk exposures. When the Adviser’s macro analysis indicates that market risks have risen, the Fund may employ hedges such as investing in cash or ETFs. The Fund may engage in active trading of portfolio securities to achieve its investment goal.

In response to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Fund’s investment objective.

The Fund may also engage in securities lending to generate income.

Although not part of its principal investment strategy, the Adviser may employ hedging transactions, including currency hedging, when the Adviser deems market conditions to be favorable and doing so is in the best interest of the Fund and its shareholders.

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Principal and Other Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The Adviser cannot guarantee that the Fund will achieve its objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Fund. Additional information regarding the principal and certain other risks of investing in the Fund is provided below. The Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect the Fund’s performance.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in underlying funds, including ETFs.

•	Absence of an Active Market Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
•	Active Trading Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Cash Positions Risk. The Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.
•	Cash Transactions Risk. The Fund may affect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. If the Fund effects redemptions for cash, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
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•	Commodities Risk. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. OPEC and other oil-producing countries may agree to reduce production as they did in 2020 in response to the COVID-19 pandemic. An extended period of reduced production and continued price volatility may significantly lengthen the time the energy sector would need to recover after a stabilization of prices. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.
•	Credit Risk. The risk that issuers or guarantors of a fixed income security cannot or will not make payments on the securities and other investments held by the Fund may result in losses to the Fund. Changes in the credit rating of a debt security or of the issuer of a debt security held by the Fund could have a similar effect. The credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.
•	Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign (non-U.S.) currency transactions that are economically tied to emerging market countries.
•	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund or its Service Providers to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, or its Service Providers may adversely impact the Fund or its shareholders. Because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Service Providers are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. Events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

The computer systems, networks and devices used by the Fund and its Service Providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its Service Providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Fund and its Service Providers to transact business; prevention of Fund investors from purchasing, redeeming or exchanging shares or receiving distributions; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

•	Derivatives Risk. The Fund may invest indirectly through an underlying fund, in derivatives, which are financial instruments whose value is typically based on the value of a security, commodity or index. These instruments include options, futures contracts, forward currency contracts, swap agreements, including total return swap agreements, and similar instruments. Derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty, as well as specially structured types of mortgage- and asset-backed securities whose value is often linked to commercial and residential mortgage portfolios. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested by the Fund.

The market value of derivative instruments and securities may be more volatile than that of other instruments and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track.

•	Emerging Market Risk. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.
•	Equity Risk. Equity securities including common stocks are susceptible to general stock market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or the changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
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•	ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to special risks, including:
o	Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.
o	Trading Issues: Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
o	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying shares on the secondary market, and you may receive less than NAV when you sell those shares. This means that shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price. When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
•	Fluctuation of Net Asset Value Risk. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.
•	Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
•	Foreign (Non-U.S.) Investment Risk. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund will invest in foreign securities as a principal strategy. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.
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Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies. Foreign securities involve risks due to less stringent foreign securities regulations and less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; less stringent investor protections and corporate governance; more or less foreign government regulation; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and more difficult to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Foreign securities involve special risks and costs, which are considered by the investment adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Fund’s investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Fund may expose them to risks independent of their securities positions.

The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially and adversely impact the value of securities in which the Fund has invested.

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On January 31, 2020, the United Kingdom (the “UK”) left the EU (commonly referred to as “Brexit”). The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. The full effects of Brexit are unknown at this time and could negatively impact the value of the Fund’s investments. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership, or the abandonment of the euro, could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. A number of countries in the Middle East and Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military conflict could occur in other European countries. Europe has also been struggling with mass migration from the Middle East and Africa. Recent and upcoming European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in such areas or with significant exposure to such countries or issuers located in such countries, these events could negatively affect the value and liquidity of the Fund’s investments.

In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, EU and other countries, which could adversely affect European and global energy and financial markets, as well as commodity prices, supply chains and global trade.

Investment exposure to China subjects the Fund to specific risks. China may be subject to considerable degrees of economic, political and social instability. It is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on its economy.

In addition, there has been enhanced regulatory focus in the U.S. on access to audit and other information regarding Chinese companies. In November 2020, an executive order was issued prohibiting investments in certain Chinese companies that might be owned or controlled by the military, resulting in NASDAQ removing shares of certain companies from its indexes and the NYSE delisting certain companies. In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law, requiring the SEC to ban trading on all U.S. exchanges of any foreign company for which the Public Company Accounting Oversight Board (“PCAOB”) is unable to inspect audit workpapers for three consecutive years, which is a particular threat to Chinese companies as PCAOB inspection of the audit work of foreign accounting firms conflicts with Chinese law and policy. The enactment of the HFCAA and other efforts to increase U.S. regulatory access to audit workpapers could cause investor uncertainty, and the market price of any Chinese securities held by the Fund could be adversely affected. In addition, PCAOB’s inability to evaluate the audits and quality control procedures of auditors deprive investors of the transparency and protections provided by such evaluations and may subject such investors to a heightened risk of fraud. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections.

The Fund may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies, and it has experienced lengthy periods of recession and deterioration of its competitiveness. Although Japan has attempted to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Japan also remains heavily dependent on oil imports, and a substantial rise in commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

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The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia. The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea . Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy.

•	Gap Risk. The Fund is subject to the risk that a stock price or derived value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap. Trading halts may lead to gap risk.
•	Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or sector.
•	Index Risk. If an ETF is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the ETF to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•	Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including management fees of unaffiliated funds in addition to those paid by the Fund. In addition, the risk of owning shares of another investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund will be exposed to the risks of the portfolio assets held by an investment company. The Fund may also incur brokerage costs when it purchases and sells ETFs. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.
o	In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.
o	Money Market Fund Risk. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. These rule amendments may impact the Fund’s use of prime money market mutual funds for capital preservation purposes.
•	Inverse, Leveraged and Inverse-Leveraged ETFs Risk. The Fund may invest in inverse, leveraged and inverse leveraged ETFs. Inverse ETFs generally use derivatives that are designed to produce returns that move in the opposite direction of the indexes they track, meaning that when the value of the index rises, the inverse ETF suffers a loss. Leveraged ETFs attempt to provide a multiple of the performance of an index. An ETF that utilizes leverage may be more volatile than an ETF that does not because leverage tends to exaggerate any effect on the value of the portfolio securities. Inverse-leveraged ETFs seek returns that correspond to a multiple of the inverse of the performance of an index. Because inverse, leveraged or inverse-leveraged ETFs typically seek to obtain their objective on a daily basis, holding such ETFs for longer than a day will produce the result of the ETF’s return for each day compounded over the period, which usually will differ from the actual multiple (or inverse) of the return of the ETF’s index for the period, particularly when the index experiences large ups and downs. During periods of market volatility, inverse ETFs may not perform as expected.
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•	Issuer-Specific Risk. The value of a specific security or option can be more volatile than the market as a whole and may perform worse than the market as a whole. The value of large cap securities, as represented by the S&P 500 Index, can be more volatile than smaller cap securities due to differing market reactions to adverse issuer, political, regulatory, market, or economic developments.
•	Large-Cap Securities Risk. The securities of large capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The net asset value of the Fund changes daily based on the performance of its investments. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments may prove to be incorrect and may not produce the desired results. Additionally, the Adviser may have conflicts of interest that could interfere with its management of the Fund’s portfolio. For example, the Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Fund and other clients. Management risk includes the risk that the quantitative model used by the Fund’s investment adviser may not perform as expected, particularly in volatile markets.
•	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

•	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and
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liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

•	Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the commonality of portfolio holdings and similarities between strategies of quantitative managers may amplify losses. An increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.
•	New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
•	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.
•	Retail Sector Risk. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the retail sector. A recent example is the negative impact on the retail sector of the aggressive measures taken worldwide by governments in response to COVID-19, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.
•	Securities Lending Risk. To realize additional income, the Fund may lend portfolio securities with a value of up to 33 1/3% of the total assets, including any collateral received from the loans. The Fund receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Fund receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by the Adviser. The Fund may use any cash collateral it receives to invest in short-term investments, including money market funds. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Fund may be less than the value of the securities on loan. The Fund will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.
•	Small-Cap and Mid-Cap Securities Risk. Small- and Mid-cap securities issuers are not as diversified in their business activities as issuers with large market capitalization and are more susceptible to changes in the business cycle. The prices of securities of Small- and Mid-cap issuers generally are more volatile, less liquid and more likely to be adversely affected by poor economic or market conditions than securities of larger companies. These companies generally have limited product lines, markets or financial resources, and they may be dependent upon a limited management group. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a Small- or Mid-cap company may lose substantial value. In addition, Small-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans.
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•	Technology Securities Risk. Securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.
•	Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
•	Underlying Funds Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objectives are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.
•	Value Investing Risk. Value investing attempts to identify securities selling at a discount in comparison to the Adviser’s assessments of their intrinsic value. Such securities may not increase in price as anticipated by the Adviser, and may even decline further in value if other investors fail to recognize the issuer’s value or if the events or factors that the Adviser believes will increase a security’s market value do not occur. Value investing is subject to the risk that an issuer’s intrinsic value may never be fully realized by the market or that an issuer judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, such securities may decline in value in the short- or long-term even though they are deemed by the Fund to be undervalued. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.
•	Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
•	Volatility Risk. The investments held by the Fund may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund or an underlying fund.

Additional Information About Risks

The Fund’s SAI, which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-615-200-0057.

Investment by Other Investment Companies

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 under the 1940 Act allows a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into an Investment Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Fund.

Changes of Investment Policies

In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted an investment policy that it will, under normal circumstances, invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the type of investments suggested by the Fund’s name. This requirement is applied at the time of investment. This investment policy may be changed at any time by the Fund’s Board of Trustees on 60 days’ prior written notice to shareholders.

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MANAGEMENT

Investment Adviser

IronHorse Capital LLC (“IronHorse” or the “Adviser”), with principal offices at 3102 West End Avenue, Suite 400 Nashville, TN 37203, serves as the investment adviser of the Fund. IronHorse has been in business since 2009 and is a wholly-owned subsidiary of IronHorse Holdings LLC, which is directly owned by Harrison Kerr Tigrett and Charles Albert Cunningham III. In addition to advising the Fund and other funds, IronHorse provides investment advisory services to separately managed accounts which consist of global mid to large cap equities, primarily focusing on investments in developed regions and markets. Subject to the supervision of the Fund’s Board of Trustees, the Adviser is responsible for managing the Fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the Adviser. As of October 31, 2023, the Adviser had approximately $105 million in assets under management.

The Adviser has entered into an advisory agreement with the Fund, whereby the Adviser is entitled to receive an annual fee equal to 1.25% of the average daily net assets of the Fund. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses to ensure that total annual Fund operating expenses (exclusive of brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. The Adviser has agreed to continue this arrangement for the duration of its investment advisory agreement with the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement is available in the Fund’s annual shareholder report for the period ending October 31, 2022.

Portfolio Manager

Charles Albert Cunningham, III, CFA

Mr. Cunningham is the Portfolio Manager for the Fund. He has served as Chief Investment Officer of IronHorse since November 2009 and is a member of IronHorse’s investment committee. Prior to joining IronHorse, he served as Senior Research Associate for Dunavant Capital Management from June 2007 to November 2009. Mr. Cunningham holds an M.B.A. in Finance from Vanderbilt University and a B.A. in Political Science from University of the South. He is a CFA Charterholder.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

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DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the Fund’s shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund uses an independent pricing service (“Pricing Service”) to calculate the fair market value of the Fund’s foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the Pricing Service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The Pricing Service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Authorized Participants will not be able to redeem or purchase Fund shares. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s Valuation Designee in accordance with procedures approved by the Board as discussed below. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when Authorized Participants will not be able to purchase or redeem the Fund’s shares.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board shall be responsible for reviewing and approving fair value methodologies utilized by a Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board. The Valuation Procedures also require Fair Valuation of certain other types of securities, such as illiquid securities. Prices of foreign (non-U.S.) securities quoted in foreign (non-U.S.) currencies will be translated into U.S. dollars at current rates. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is generally calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

21

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), may be disseminated every 15 seconds throughout each trading day by the securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the Fund’s securities, including cash required to be deposited in exchange for a Creation Unit. The IOPV is generally determined by using both current market quotations and price quotations obtained from broker-dealers and other market intermediaries that may trade in the Fund’s portfolio securities. The IOPV may not reflect the exact composition of the Fund’s current portfolio of securities at a particular point in time or the best possible valuation of the Fund’s current portfolio. As a result, the IOPV should not be confused with the NAV, which is computed only once a day. Information regarding how often the shares of the Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters, when available, can be found at conductoretfs.com.

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange under the symbol CGV. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized participants (“APs”) may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for shares of the Fund and an estimated cash component may be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

22

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Additional Compensation to Financial Intermediaries: Northern Lights Distributors, LLC, the Fund’s distributor, its affiliates, and the Fund’s Adviser or its affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund, including affiliates of the Adviser. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly.

The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,
•	You sell your shares listed on the Exchange, and
•	You purchase or redeem Creation Units.
23

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain -- a maximum of 20%. In addition, a 3.8% Medicare tax may also apply. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you at ordinary income or capital gain rates (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component (as defined in the SAI) it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

24

FUND SERVICE PROVIDERS

Ultimus Fund Solutions, LLC is the Fund’s administrator and fund accountant. It has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. It is an affiliate of the Distributor.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is the Fund’s custodian and transfer agent.

Northern Lights Distributors, LLC (the “Distributor”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103 serves as the Fund’s independent registered public accounting firm, providing services including (i) audit of annual financial statements, (ii) review of certain documents to be filed with the U.S. Securities and Exchange Commission and (iii) other audit related and tax services including preparation of the Fund’s tax returns.

OTHER INFORMATION

Investment by Other Investment Companies

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 under the 1940 Act allows a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into an Investment Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Fund.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-615-200-0057 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

25

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund and, as applicable, Predecessor Fund’s financial performance for the past five years. The Fund has adopted the performance history of the Predecessor Fund, which was operated as a mutual fund. As a result of the Reorganization, the Financial Highlights information presented for the Fund for periods prior to August 1, 2022, is the financial history of the Predecessor Fund. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment if all dividends and distributions). The information for the year ended October 31, 2023, has been derived from financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s October 31, 2023, annual report, which is available upon request and is incorporated by reference in the SAI. The information for the year ended October 31, 2022, has been derived from financial statements audited by the Fund’s prior auditor, BBD, LLP. The information for the years ended October 31, 2022, 2021, 2020, and 2019 has been derived from the Predecessor Fund's financial statements audited by the Predecessor Fund's prior auditor.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year* Ended		Year Ended	Year Ended		Year Ended
	October 31,	October 31,		October 31,	October 31,		October 31,
	2023	2022		2021	2020		2019
Net asset value, beginning of year	$12.48	$13.29		$10.38	$12.32		$13.28
Activity from investment operations:
Net investment income(1)	0.62	0.23		0.22	0.23		0.27
Net realized and unrealized gain/(loss) on investments	(0.53)	(0.88)		2.84	(1.99)		0.11
Total from investment operations	0.09	(0.65)		3.06	(1.76)		0.38
Less distributions from:
Net investment income	(0.09)	(0.16)		(0.13)	(0.16)		(0.24)
Net return of capital	—	—		(0.02)	(0.02)		—
Net realized gains	—	—		—	—		(1.10)
Total distributions	(0.09)	(0.16)		(0.15)	(0.18)		(1.34)
Paid-in-Capital From Redemption Fees	—	—		0.00 (2)	0.00	(2)	—
Net asset value, end of year	$12.48	$12.48		$13.29	$10.38		$12.32
Market price, end of year(3)	$12.51	$12.48		$—	$—		$—
Total return(4)	0.71%	(4.96)%		29.53%	(14.27)%		3.59%
Net assets, end of year (000’s)	$105,240	$65,907		$14,317	$13,288		$27,808
Ratio of gross expenses to average net assets(5)(6)	1.57%	2.06	%(7)	1.77%	2.04	%(8)	1.65%
Ratio of net expenses to average net assets(6)	1.25%	1.60	%(7)	1.25%	1.27	%(8)	1.25%
Ratio of net investment income to average net assets(6)(9)	4.73%	1.79%		1.71%	2.08%		2.23%
Portfolio Turnover Rate(10)	114%	139%		85%	91%		108%

*	Prior to July 22, 2022, the Fund offered Class A, Class C, Class I and Class Y Shares. On July 22, 2022, Class A, Class C, and Class I shares were exchanged for Class Y Shares, which became the only remaining Class of shares of the Fund. Effective August 1, 2022, the Fund converted from a Mutual Fund to an ETF. The financial highlights in the above table reflect the performance of Class Y shares of the Mutual Fund for the period prior to August 1, 2022, and the performance of the Fund as an ETF for the period after August 1, 2022.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Amount represents less than $0.005.
(3)	Effective August 1, 2022 the Fund converted from an open-end mutual fund to an ETF. Prior to that, market prices are unavailable.
(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns prior to August 1, 2022 reflect the returns of the Conductor Global Equity Value Fund. Had the Advisor not waived its fees, the returns would have been lower.
(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.
(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(7)	Includes extraordinary expenses. If these expenses were excluded the ratio of gross expenses to average net assets would be 1.71% and the ratio of net expenses to average net assets would be 1.25%.
(8)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 2.02% and the ratio of net expenses to average net assets would be 1.25%.
(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(10)	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
26

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

•         Social Security number and income

•         Account transactions and transaction history

•         Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

27

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or give us contact information

•         provide account information or give us your income information

•         make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes – information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. • Two Roads Shared Trust does not jointly market.
28

Conductor Global Equity Value ETF

Adviser	IronHorse Capital LLC 3102 West End Avenue, Suite 400 Nashville, TN 37203	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310 Philadelphia, PA 19103
Custodian & Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Legal Counsel	Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street Elkhorn, NE 68022	Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Fund is included in the Fund’s SAI dated March 1, 2024, and annual and semi-annual reports to shareholders. The SAI and the financial statements included in the most recent annual report to shareholders for the fiscal year end October 31, 2023, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporate into this Prospectus by reference. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the annual and semi-semiannual reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-615-200-0057. The SAI, annual and semi-annual reports and other information relating to the Fund are available, free of charge, at conductoretfs.com. You may also write to:

Conductor Global Equity Value ETF

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street

Elkhorn, NE 68022

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22718